UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23655

LORD ABBETT CORPORATE oppORTUNITIES FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Corporate Opportunities Fund*

For the fiscal year ended December 31, 2024

* Formerly Lord Abbett Special Situations Income Fund

Table of Contents

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

5	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

38	Supplemental Information to Shareholders

Lord Abbett Corporate Opportunities Fund
Annual Report

For the fiscal year ended December 31, 2024

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Corporate Opportunities Fund for the fiscal year ended December 31, 2024. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. Subsequent to the period covered by this report, effective February 18, 2025, the Fund’s name was changed from Lord Abbett Special Situations Income Fund to Lord Abbett Corporate Opportunities Fund and certain changes were made to the Fund’s investment strategy. Please refer to the Fund’s prospectus for more information. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature.

Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco

Trustee, President and Chief Executive Officer

For the fiscal year ended December 31, 2024, the Fund returned 11.57%, reflecting performance at the net asset value of Class I shares with all distributions reinvested, compared to its benchmark, the Morningstar LSTA US Leveraged Loan Index*, which returned 8.95% over the same period.

Positive factors for the markets included momentum around the soft-landing narrative, which was supported by signs of a cooling labor market and a slowing economy. This led to the U.S. Federal Reserve lowering its policy rate by 50 basis points in September, 25 basis points in November, and 25 basis points in December. Mixed economic data, including softer consumer price index reports and fluctuating job market indicators, contributed to rate cut expectations during the period, and also sparked recession fears. However, these factors were mostly balanced by strong consumer spending and retail sales.

Security selection within bank loans contributed to the Fund’s relative performance during the year. Key contributors included the energy, manufacturing, and consumer cyclical sectors. Notable investments were made in midstream/pipeline companies that operate crucial Natural Gas Liquids pipelines. These pipelines are the only offtake capacity available to exploration and production companies in their routes, making them strategically important to their operations. These companies’ dependable cash flows are supported by multi-year contracts, and they have seen improvements in pipeline utilization. The Fund’s investment in the midstream/pipeline company’s First Lien Term Loans was attractive due to their priority repayment position and the companies’ asset values exceeding the debt.

While the Fund significantly decreased its allocation high yield bonds and increased bank loans, the allocation to high yield was a strong contributor to performance over the period. The energy sector remained a key contributor to the Fund’s relative performance. Other top-performing sectors included building materials, communication, and finance. Noteworthy investments were made in companies in the communication sector and the finance sector, which benefited from the recovery in air travel, supporting lease activity and increasing lease rates.

Although the Fund exhibited positive performance for the period, there were several allocations that detracted from relative performance. Detractors were primarily at the individual security level including specific names in the leisure and the consumer cyclical sectors of the high yield bond allocation.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2024. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Corporate Opportunities Fund

Investment Comparison

Below is a comparison of a $1 million investment in Class I shares with the same investment in the Morningstar LSTA US Leveraged Loan Index, the Credit Suisse Leveraged Loan Index, and a custom blended benchmark comprised of 50% Morningstar LSTA US Leveraged Loan Index/50% ICE BofA US High Yield Constrained Index, assuming reinvestment of all dividends and distributions. Effective as of the date of this report, the Fund’s broad-based securities market index changed from the Credit Suisse Leveraged Loan Index to the Morningstar LSTA US Leveraged Loan Index because Lord Abbett believes the Morningstar LSTA US Leveraged Loan Index will more closely reflect the Fund’s investment universe, in light of changes to the publication, calculation and governance of the Credit Suisse Leveraged Loan Index. In addition, effective as of the date of this report, the Fund also compares its returns to a custom blended benchmark comprised of 50% Morningstar LSTA US Leveraged Loan Index/50% ICE BofA US High Yield Constrained Index. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value for the Periods Ended December 31, 2024
	1 Year	Life of Class
Class I2	11.57%	6.87%
Class A3	7.83%	5.23%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2 Class I shares commenced operations on September 8, 2021 and performance began on September 10, 2021. Performance is at net asset value.

3 Class A shares commenced operations on September 8, 2021 and performance began on September 10, 2021. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2024, is calculated using the SEC-required uniform method to compute such return.

Portfolio Holdings Presented by Sector

December 31, 2024

Holdings by Asset Allocation*	% of Investments	**
Corporate Bonds	26.69%
Floating Rate Loans	55.63%
Investments in Underlying Funds	0.25%
Repurchase Agreements	13.03%
Time Deposits(a)	0.44%
Money Market Funds(a)	3.96%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 91.84%

CORPORATE BONDS 29.47%

Airlines 2.39%
Azul Secured Finance II LLP†	12.82% (3 mo. USD Term SOFR + 8.25%	)#	1/28/2025	$316,052	$320,105
Azul Secured Finance LLP†	11.93%		8/28/2028	2,140,966	2,164,037
JetBlue Airways Corp./JetBlue Loyalty LP†	9.875%		9/20/2031	1,323,000	1,407,060
Total					3,891,202

Biotechnology 0.93%
Emergent BioSolutions, Inc.†	3.875%		8/15/2028	1,855,000	1,519,306

Building Materials 0.21%
ACProducts Holdings, Inc.†	6.375%		5/15/2029	545,000	346,444

Chemicals 1.00%
ASP Unifrax Holdings, Inc.†	10.425%		9/30/2029	1,607,095	1,628,614

Coal 2.52%
Coronado Finance Pty. Ltd. (Australia)†(a)	9.25%		10/1/2029	4,050,000	4,112,083

Commercial Services 0.94%
EquipmentShare.com, Inc.†	8.00%		3/15/2033	1,500,000	1,524,578

Diversified Financial Services 0.60%
Avation Capital SA (Luxembourg)†(a)	8.25%		10/31/2026	1,000,000	983,165

Lodging 2.22%
Full House Resorts, Inc.†	8.25%		2/15/2028	3,631,000	3,621,015

Metal Fabricate-Hardware 2.28%
Park-Ohio Industries, Inc.	6.625%		4/15/2027	3,775,000	3,724,754

Mining 0.91%
JW Aluminum Continuous Cast Co.†	10.25%		6/1/2026	1,475,000	1,478,606

Oil & Gas 7.94%
Nabors Industries Ltd.†	7.50%		1/15/2028	4,525,000	4,194,390
Shelf Drilling Holdings Ltd. (United Arab Emirates)†(a)(b)	9.625%		4/15/2029	5,160,000	4,358,441
Transocean, Inc.(b)	7.50%		4/15/2031	4,800,000	4,396,611
Total					12,949,442

See Notes to Financial Statements.	5

Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 5.80%
Foundation Building Materials, Inc.†	6.00%		3/1/2029	$2,700,000	$2,383,516
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028	1,925,000	1,186,022
LBM Acquisition LLC†(b)	6.25%		1/15/2029	2,150,000	1,979,831
Park River Holdings, Inc.†(b)	5.625%		2/1/2029	4,500,000	3,912,902
Total					9,462,271

Telecommunications 1.73%
Lumen Technologies, Inc.†	4.50%		1/15/2029	2,649,000	2,256,776
Lumen Technologies, Inc.	7.60%		9/15/2039	350,000	286,977
Lumen Technologies, Inc.	7.65%		3/15/2042	350,000	285,336
Total					2,829,089
Total Corporate Bonds (cost $47,560,471)					48,070,569

FLOATING RATE LOANS(c) 62.10%

Aerospace/Defense 1.38%
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(a)	0.50%		3/6/2025	1,040,633	1,252,225
Barnes Group, Inc. 2024 Term Loan B	–	(d)	12/10/2031	1,000,000	1,002,000
Total					2,254,225

Building Materials 2.14%
Cornerstone Building Brands, Inc. 2022 Term Loan	10.022% (1 mo. USD Term SOFR + 5.63%	)	8/1/2028	3,537,611	3,484,546

Chemicals 2.92%
ASP Unifrax Holdings, Inc. 2024 Delayed Draw Term Loan(e)	–	(d)	9/28/2029	411,765	406,274
Plaskolite LLC 2021 Term Loan	8.776% (3 mo. USD Term SOFR + 4.00%	)	12/15/2025	4,480,610	4,351,793
Total					4,758,067

Commercial Services 2.04%
Brock Holdings III, Inc. 2024 Term Loan B	10.329% (3 mo. USD Term SOFR + 6.00%	)	5/2/2030	2,000,000	2,015,000
Veritiv Corp. Term Loan B	–	(d)	11/30/2030	1,300,732	1,306,422
Total					3,321,422

Consumer Non-Durables 0.34%
Anastasia Parent LLC 2018 Term Loan B	8.34% (3 mo. USD Term SOFR + 3.75%	)	8/11/2025	748,005	557,264

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 1.84%
Aretec Group, Inc. 2024 1st Lien Term Loan B	–	(d)	8/9/2030	$3,000,000	$3,010,080

Entertainment 2.49%
AMC Entertainment Holdings, Inc. 2024 Term Loan	11.356% (1 mo. USD Term SOFR + 7.00%	)	1/4/2029	3,984,987	4,060,782

Environmental Control 2.17%
Heritage-Crystal Clean, Inc. Term Loan B	8.337% (3 mo. USD Term SOFR + 4.00%	)	10/17/2030	3,506,108	3,537,874

Insurance 0.92%
OneDigital Borrower LLC 2024 2nd Lien Term Loan	9.607% (1 mo. USD Term SOFR + 5.25%	)	7/2/2031	1,500,000	1,496,722

Lodging 0.83%
Spectacle Gary Holdings LLC 2021 Term Loan B	8.707% (1 mo. USD Term SOFR + 4.25%	)	12/11/2028	1,349,361	1,351,047

Machinery: Diversified 7.85%
Arcline FM Holdings LLC 2024 Term Loan	9.054% (3 mo. USD Term SOFR + 4.50%	)	6/23/2028	3,585,818	3,611,958
CPM Holdings, Inc. 2023 Term Loan	9.053% (1 mo. USD Term SOFR + 4.50%	)	9/28/2028	1,087,270	1,057,218
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	11.09% (3 mo. USD Term SOFR + 6.50%	)	5/21/2029	2,880,000	2,896,805
LSF12 Badger Bidco LLC Term Loan B	10.357% (1 mo. USD Term SOFR + 6.00%	)	8/30/2030	5,303,543	5,237,249
Total					12,803,230

Media 0.75%
Sinclair Television Group, Inc. 2021 Term Loan B3	–	(d)	4/1/2028	1,496,124	1,223,081

Metal Fabricate/Hardware 5.63%
Doncasters Finance U.S. LLC 2024 Delayed Draw Term Loan (United Kingdom)(a)(e)	–	(d)	4/23/2030	454,545	452,273
Doncasters Finance U.S. LLC 2024 Term Loan (Jersey)(a)	10.829% (3 mo. USD Term SOFR + 6.50%	)	4/23/2030	4,511,364	4,488,807
Tank Holding Corp. 2022 Term Loan	10.245% (6 mo. USD Term SOFR + 5.75%	)	3/31/2028	3,514,025	3,464,986

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Metal Fabricate/Hardware (continued)
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan(e)	10.439% - 10.46% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	$238,478	$235,050
Tank Holding Corp. 2023 Incremental Term Loan	10.457% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	550,200	542,291
Total					9,183,407

Oil & Gas 2.87%
Waterbridge Midstream Operating LLC 2024 1st Lien Term Loan B	9.077% (3 mo. USD Term SOFR + 4.75%	)	6/27/2029	4,688,250	4,676,529

Oil & Gas Services 1.38%
BANGL LLC Term Loan B	9.092% (3 mo. USD Term SOFR + 4.50%	)	2/1/2029	2,238,715	2,259,357

Pipelines 6.32%
EPIC Y-Grade Services LP 2024 Term Loan B	10.34% (3 mo. USD Term SOFR + 5.75%	)	6/29/2029	7,582,750	7,608,228
Waterbridge Midstream Operating LLC 2024 Term Loan B	9.022% (3 mo. USD Term SOFR + 4.50%	)	5/10/2029	2,679,285	2,711,584
Total					10,319,812

Retail 4.35%
BCPE Grill Parent 2023 Term Loan B	9.107% (1 mo. USD Term SOFR + 4.75%	)	9/30/2030	5,584,687	5,491,339
Kodiak Building Partners, Inc. 2024 Term Loan B	8.132% (1 mo. USD Term SOFR + 3.75%	)	11/26/2031	1,600,000	1,603,144
Total					7,094,483

Software 6.13%
Constant Contact, Inc. Term Loan	8.918% (3 mo. USD Term SOFR + 4.00%	)	2/10/2028	4,048,372	3,638,474
Darktrace PLC 2nd Lien Term Loan (United Kingdom)(a)	9.887% (3 mo. USD Term SOFR + 5.25%	)	10/9/2032	3,050,000	3,029,656
Mitchell International, Inc. 2024 2nd Lien Term Loan	9.607% (1 mo. USD Term SOFR + 5.25%	)	6/17/2032	2,786,000	2,762,793

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Software (continued)
Project Boost Purchaser LLC 2024 2nd Lien Term Loan	9.897% (3 mo. USD Term SOFR + 5.25%	)	7/16/2032	$563,000		$575,434
Total						10,006,357

Telecommunications 0.85%
Delta TopCo, Inc. 2024 2nd Lien Term Loan	9.948% (6 mo. USD Term SOFR + 5.25%	)	11/29/2030	976,000		991,616
Lumen Technologies, Inc. 2024 Extended Term Loan B2	–	(d)	4/15/2030	420,933		393,105
Total						1,384,721

Utilities 8.90%
Lightstone Holdco LLC 2022 Extended Term Loan B	10.335% (3 mo. USD Term SOFR + 5.75%	)	1/29/2027	5,451,307		5,522,855
Lightstone Holdco LLC 2022 Extended Term Loan C	10.335% (3 mo. USD Term SOFR + 5.75%	)	1/29/2027	308,357		312,405
Nautilus Power LLC 2023 Term Loan B	9.84% (3 mo. USD Term SOFR + 5.25%	)	11/16/2026	6,691,286		6,669,774
Potomac Energy Center LLC Term Loan	–	(d)	11/12/2026	2,000,000		2,017,500
Total						14,522,534
Total Floating Rate Loans (cost $101,164,656)						101,305,540

				Shares
INVESTMENTS IN UNDERLYING FUNDS 0.27%
Lord Abbett Private Credit Fund A, LP(f)(g) (cost $448,889)				448,889	(h)	448,889
Total Long-Term Investments (cost $149,174,016)						149,824,998

				Principal Amount

SHORT-TERM INVESTMENTS 19.24%

REPURCHASE AGREEMENTS 14.38%
Repurchase Agreement dated 12/31/2024, 4.450% due 1/2/2025 with Barclays Bank PLC collateralized by $19,869,300 of U.S. Treasury Bond at 4.000% due 2/15/2034; value: $19,387,755; proceeds: $19,004,697 (cost $19,000,000)				$19,000,000		19,000,000

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2024

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS (continued)
Repurchase Agreement dated 12/31/2024, 2.050% due 1/2/2025 with Fixed Income Clearing Corp. collateralized by $580,400 of U.S. Treasury Note at 4.250% due 12/31/2026; value: $580,373; proceeds: $569,022 (cost $568,958)	$568,958	$568,958
Repurchase Agreement dated 12/31/2024, 4.150% due 1/2/2025 with TD Securities (USA) LLC collateralized by $3,924,600 of U.S. Treasury Note at 4.000% due 1/15/2027; value: $3,979,592; proceeds: $3,900,899 (cost $3,900,000)	3,900,000	3,900,000
Total Repurchase Agreements (cost $23,468,958)		23,468,958

TIME DEPOSITS 0.49%
CitiBank N.A.(i) (cost $792,991)	792,991	792,991

	Shares

MONEY MARKET FUNDS 4.37%
Fidelity Government Portfolio(i) (cost $7,136,919)	7,136,919	7,136,919
Total Short-Term Investments (cost $31,398,868)		31,398,868
Total Investments in Securities 111.08% (cost $180,572,884)		181,223,866
Less Unfunded Loan Commitments (0.67%) (cost $1,097,865)		(1,093,597)
Net Investments in Securities 110.41% (cost $179,475,019)		180,130,269
Other Assets and Liabilities – Net(j) (10.41)%		(16,989,320)
Net Assets 100.00%		$163,140,949

PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2024, the total value of Rule 144A securities was $39,376,891, which represents 24.14% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2024.
(d)	Interest Rate to be determined.
(e)	Security partially/fully unfunded. See Note 2(m).
(f)	Affiliated funds (See Note 12).
(g)	Restricted securities (including private placement) – investments in securities not registered under the Securities Act of 1933 (excluding 144A issues). At December 31, 2024, the value of restricted securities (excluding 144A issues) amounted to $448,889 or 0.27% of net assets.
(h)	Shares represent partnership interest.
(i)	Security was purchased with the cash collateral from loaned securities.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on swap contracts as follows:

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2024

Total Return Swap Contracts at December 31, 2024:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Upfront Payment(1)	Unrealized Appreciation	Value
Morgan Stanley	IBOXX	12-Month USD SOFR Index	19,057	Long	3/20/2025	$4,000,000	$1	$180,370	$180,371
Morgan Stanley	IBOXX	12-Month USD SOFR Index	20,690	Long	6/20/2025	4,500,000	(129)	37,371	37,242
Total						$8,500,000	$(128)	$217,741	$217,613

SOFR	Secured Overnight Financing Rate.
(1)	Upfront payments paid (received) are presented net of amortization.
*	iBoxx Leveraged Loan Index.

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$48,070,569	$–	$48,070,569
Floating Rate Loans	–	101,305,540	–	101,305,540
Less Unfunded Loan Commitments	–	(1,093,597)	–	(1,093,597)
Investments in Underlying Funds	–	448,889	–	448,889
Short-Term Investments
Repurchase Agreements	–	23,468,958	–	23,468,958
Time Deposits	–	792,991	–	792,991
Money Market Funds	7,136,919	–	–	7,136,919
Total	$7,136,919	$172,993,350	$–	$180,130,269

Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$217,613	$–	$217,613
Liabilities	–	–	–	–
Total	$–	$217,613	$–	$217,613

(1)	Refer to Note 2(n) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2024

ASSETS:
Investments in securities, at fair value including $7,595,659 of securities loaned (cost $155,557,172)	$156,212,422
Investments in Underlying Funds, at fair value (cost $448,889)	448,889
Investments in repurchase agreements, at cost and fair value	23,468,958
Cash	164
Cash at brokers for forwards and swap contracts collateral	260,000
Receivables:
Investment securities sold	2,262,254
Interest and dividends	2,147,473
Capital shares sold	1,254,841
From advisor (See Note 3)	181,252
Securities lending income	5,070
Total return swap contracts, at fair value (including upfront payment of $(128))	217,613
Prepaid expenses	35,679
Total assets	186,494,615
LIABILITIES:
Payables:
Investment securities purchased	13,281,047
Collateral due to broker for securities lending	7,929,910
To brokers for forwards and swap contracts collateral	260,000
Management fee	166,974
Distribution and Servicing plan	27,136
Fund administration	5,343
Unrealized depreciation on unfunded loan commitments	4,268
Trustees’ fees	2,716
Distributions payable	1,583,187
Accrued expenses and other liabilities	93,085
Total liabilities	23,353,666
Commitments and contingent liabilities (See Note 2(m))	–
NET ASSETS	$163,140,949
COMPOSITION OF NET ASSETS:
Paid-in capital	$166,092,466
Total distributable earnings (accumulated loss)	(2,951,517)
Net Assets	$163,140,949
Net assets by class:
Class I Shares	$118,598,321
Class A Shares	$44,542,628
Outstanding shares by class:
Class I Shares	12,686,456
Class A Shares	4,765,787
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class I Shares-Net asset value	$9.35
Class A Shares-Net asset value	$9.35
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$9.59

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2024

Investment income:
Dividends received from Underlying Funds (See Note 12)	$7,773
Securities lending net income	16,620
Interest and other (net of foreign withholding taxes of $9,289)	12,232,868
Total investment income	12,257,261
Expenses:
Management fee	1,488,917
Distribution and Servicing plan-Class A	179,458
Shareholder servicing	76,027
Professional	69,576
Registration	66,371
Reports to shareholders	48,613
Fund administration	47,645
Trustees’ fees	19,047
Custody	3,045
Other	30,050
Gross expenses	2,028,749
Fees waived and expenses reimbursed (See Note 3)	(1,551,508)
Net expenses	477,241
Net investment income	11,780,020
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	274,779
Net realized gain (loss) on forward foreign currency exchange contracts	(12,914)
Net realized gain (loss) on swap contracts	276,537
Net realized gain (loss) on foreign currency related transactions	18,037
Net change in unrealized appreciation/depreciation on investments	318,004
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	17,011
Net change in unrealized appreciation/depreciation on swap contracts	50,163
Net change in unrealized appreciation/depreciation on unfunded loan commitments	(389)
Net realized and unrealized gain (loss)	941,228
Net Increase in Net Assets Resulting From Operations	$12,721,248

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Operations:
Net investment income	$11,780,020	$7,134,961
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	556,439	(1,510,233)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swap contracts, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	384,789	4,430,064
Net increase in net assets resulting from operations	12,721,248	10,054,792
Distributions to Shareholders
Class I	(9,371,940)	(6,680,291)
Class A	(2,207,235)	(275,698)
Total distribution to shareholders	(11,579,175)	(6,955,989)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	79,452,980	34,134,448
Reinvestment of distributions	2,267,356	468,528
Cost of shares reacquired	(7,566,526)	(3,513,357)
Net increase in net assets resulting from capital share transactions	74,153,810	31,089,619
Net increase in net assets	75,295,883	34,188,422
NET ASSETS:
Beginning of year	$87,845,066	$53,656,644
End of year	$163,140,949	$87,845,066

14	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period	Total return (%)(c)
Class I
12/31/2024	$9.24	$0.93	$0.09	$1.02	$(0.91)	$9.35	11.57
12/31/2023	8.81	0.96	0.41	1.37	(0.94)	9.24	16.33
12/31/2022	9.92	0.64	(1.08)	(0.44)	(0.67)	8.81	(4.54)
9/8/2021 to 12/31/2021(d)	10.00	0.14	(0.11)	0.03	(0.11)	9.92	0.51	(e)
Class A
12/31/2024	9.24	0.86	0.09	0.95	(0.84)	9.35	10.63
12/31/2023	8.81	0.91	0.39	1.30	(0.87)	9.24	15.48
12/31/2022	9.92	0.56	(1.07)	(0.51)	(0.60)	8.81	(5.25)
9/8/2021 to 12/31/2021(d)	10.00	0.10	(0.06)	0.04	(0.12)	9.92	0.31	(e)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on September 8, 2021.
(e)	Not annualized.
(f)	Annualized.

16	See Notes to Financial Statements.

Ratios to Average Net Assets:(a)						Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

0.25		1.55		10.02		$118,598	95
0.25		1.64		10.68		77,743	105
1.43		1.73		6.77		52,775	79
1.50	(f)	1.65	(f)	4.31	(f)	59,093	30	(e)

1.00		2.31		9.25		44,543	95
1.00		2.40		10.04		10,102	105
2.18		2.49		6.02		882	79
2.25	(f)	2.47	(f)	3.23	(f)	992	30	(e)

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Corporate Opportunities Fund, formerly Lord Abbett Special Situations Income Fund, (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund is diversified for purposes of the 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the “SEC”), the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on September 8, 2021.

The Fund’s investment objective is total return. The Fund currently offers three classes of Shares: Class A, Class I, and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U shares. Class U shares have not commenced operations. The Fund also invests in Lord Abbett Private Credit Fund A, LP, (“PCF A”) which is a limited partnership available only to the Fund and certain other investment companies managed by Lord Abbett.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares. Effective February 18, 2025, the Fund was re-named Lord Abbett Corporate Opportunities Fund.

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting

The Fund adopted FASB Accounting Standards Update (“ASU“) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is Lord Abbett through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource

Notes to Financial Statements (continued)

allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Investments in the PCF A are valued at their NAV at each month end. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Withholding taxes on foreign interest have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2021 through December 31, 2024. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Notes to Financial Statements (continued)

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Total Return Swap Contracts–The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(k)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments is presented, if any, on the Statement of Assets and Liabilities and represents the mark to market of the unfunded portion of the Fund’s floating rate notes.

Notes to Financial Statements (continued)

As of December 31, 2024 the Fund had the following unfunded loan commitments:

Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
ASP Unifrax Holdings, Inc. 2024 Delayed Draw Term Loan	$411,765	$406,274	$411,765	$(5,491)
Doncaster Finance U.S. LLC 2024 Delayed Draw Term Loan	454,545	452,273	450,016	2,257
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan	238,478	235,050	236,084	(1,034)
Total	$1,104,788	$1,093,597	$1,097,865	$(4,268)

(n)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2024 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued

Notes to Financial Statements (continued)

daily and payable monthly. The management fee is based on the Fund’s average daily total managed assets at an annual rate of 1.25%. Average daily total managed assets include assets attributable to leverage (e.g., borrowing).

For the fiscal year ended December 31, 2024, the effective management fee, net of any applicable waiver, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $3,045 of fund administration fees for the fiscal year ended December 31, 2024.

For the fiscal year ended December 31, 2024 and continuing through April 30, 2025, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, (excluding certain of the Fund’s expenses, such as acquired fund fees and expenses, if applicable) to do not exceed an annual rate of 0.25%.

This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A shares and Class U shares, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I does not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Commissions

Distributor did not receive commissions on sales of shares of the Fund for the fiscal year ended December 31, 2024.

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Corporate Opportunities Fund	$11,579,175	$–	$–	$11,579,175

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Corporate Opportunities Fund	$6,955,989	$–	$–	$6,955,989

As of December 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation	)	Temporary Differences	Total Distributable Earnings (Loss) - Net
Corporate Opportunities Fund	$–	$–	$(3,532,760)	$584,841		$(3,598)	$(2,951,517)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Corporate Opportunities Fund	$(1,722,595)	$(1,810,165)	$(3,532,760)

As of December 31, 2024, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Corporate Opportunities Fund	$179,758,901	$2,160,149	$(1,575,308)	$584,841

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2024 were as follows:

Purchases	Sales
$164,627,483	$104,237,574

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2024.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2024, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into credit default swap contracts for the fiscal year ended December 31, 2024 (as described in Note 2(i)), for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contracts in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap contract. There is minimal counterparty credit risk to the Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swaps against default.

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2024 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into total return swap contracts on indexes for the fiscal year ended December 31, 2024 (as described in Note 2(j)) to hedge credit risk. The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the

Notes to Financial Statements (continued)

equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contracts. If the value of the asset underlying a total return swap contracts declines over the term of the swap contracts, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

As of December 31, 2024, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Equity Contracts
Total Return Swap Contracts(1)	$217,613

(1)	Statement of Assets and Liabilities location: Total return swap contracts, at fair value.

Transactions in derivative instruments for the fiscal year ended December 31, 2024, were as follows:

	Equity Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	$–	–	$6,531
Forward Foreign Currency Exchange Contracts(2)	–	$(12,914)	–
Total Return Swap Contracts(1)	$270,006	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$17,011	–
Total Return Swap Contracts(4)	$50,163	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(5)	–	–	$153,846
Total Return Swap Contracts(5)	$43,637	–	–
Forward Foreign Currency Exchange Contracts(5)	–	$675,362	–
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2024.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a

Notes to Financial Statements (continued)

termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Total Return Swap Contracts	$217,613	$–	$217,613
Repurchase Agreements	23,468,958	–	23,468,958
Total	$23,686,571	$–	$23,686,571

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$217,613	$–	$(217,613)	$–	$–
Fixed Income Clearing Corp.	568,958	–	–	(568,958)	–
Barclays Bank PLC	19,000,000	–	–	(19,000,000)	–
TD Securities (USA) LLC	3,900,000	–	–	(3,900,000)	–
Total	$23,686,571	$–	$(217,613)	$(23,468,958)	$–
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2024.

8.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. From January 1, 2024 through December 31, 2024, Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds primarily based on the relative net assets of each fund. There was an equity-based plan available to all Independent Trustees under which Independent Trustees could elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Statement of Operations and in Trustees’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

On June 28, 2024, shareholders of the Fund elected new Independent Trustees for the Fund and certain other Lord-Abbett-sponsored closed-end funds with an effective date of July 5, 2024 and the then-current Trustees resigned. Effective July 5, 2024, Independent Trustees’ fees are allocated among these certain Lord Abbett-sponsored closed-end funds based on the net assets of each fund.

9.	LINE OF CREDIT

For the period ended July 31, 2024, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.6 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended July 31, 2024, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

These credit facilities are to be used for short-term working capital purposes as additional sources of liquidity to satisfy redemptions.

For the period ended July 31, 2024, the Fund did not utilize the Syndicated Facility or Bilateral Facility. Effective August 1, 2024, the Fund ceased being party to the Syndicated Facility and Bilateral Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2024, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$7,595,659	$7,929,910
(1)	Statement of Assets and Liabilities location: Collateral due to broker for securities lending.

Notes to Financial Statements (continued)

12.	TRANSACTIONS WITH AFFILIATED FUNDS

The Fund intends to obtain exposure to less liquid or illiquid private credit investments, generally involving corporate borrowers, through their investments in pooled investment vehicles, including PCF A which is managed by Lord Abbett (“Underlying Fund”). Typically, private credit investments are not traded in public markets and are illiquid, such that an underlying fund may not be able to dispose of its holdings for extended periods, which may be several years, or at the price at which the underlying fund is valuing its investments. An underlying fund will also be illiquid, and the Fund incurs two layers of fees, with Lord Abbett potentially receiving a management fee at both levels. An underlying fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of an underlying fund or the Fund indirectly. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of the underlying fund’s private credit investments will often be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

The Fund’s investment in the PCF A is subject to restrictions on transfer and the Fund currently has no redemption rights. There will be no trading market for the Fund’s investments in the PCF A. The Schedule of Investments lists the PCF A as an investment as of year end, but does not include the underlying holdings of the PCF A. The Fund indirectly bears the proportionate share of the expenses of the PCF A. The Fund had the following transactions with the PCF A during the fiscal year ended December 31, 2024:

Corporate Opportunities Fund(1)

	Value at 12/31/2023	Contributions	Withdrawals	Net Realized Gain (Loss)	Net Change in Appreciation (Depreciation)	Value at 12/31/2024	Dividend Income
Lord Abbett Private Credit Fund A, LP	$–	$448,889	$–	–	$–	$448,889	$7,773
(1)	The Fund acquired PCF A shares from 12/4/2024 to 12/31/2024, at a cost of $448,889.

The Fund has an unfunded commitment to make investments in the PCF A at a future date in the amount of $4,551,111 at year end. This unfunded commitment is not recognized as an asset on the Statement of Assets and Liabilities at year end.

Notes to Financial Statements (continued)

13.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. For the fiscal year ended December 31, 2024, the results of the repurchase offers were as follows:

Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares
January 24, 2024	January 24, 2024	$3,115,394	337,895	3.48%
April 24, 2024	April 24, 2024	$3,394,540	365,004	3.26%
July 24, 2024	July 24, 2024	$343,466	36,774	0.70%
October 23, 2024	October 23, 2024	$713,126	76,352	0.52%

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. Concerns in the market about an increase in the risk of default, may result in losses to the Fund. Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline. Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. Changes in short-term market interest rates may affect the yield on the Fund’s investments in floating rate debt. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet high debt service requirements.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and

Notes to Financial Statements (continued)

typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

The Fund may invest in derivatives instruments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2024		Year Ended December 31, 2023
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	4,889,794	$45,605,267	2,781,171	$25,221,451
Reinvestment of distributions	79,254	738,741	36,145	327,421
Shares reacquired	(696,292)	(6,452,798)	(390,533)	(3,513,357)
Increase	4,272,756	$39,891,210	2,426,783	$22,035,515
Class A Shares
Shares sold	3,628,374	$33,847,713	977,851	$8,912,997
Reinvestment of distributions	163,717	1,528,615	15,498	141,107
Shares reacquired	(119,733)	(1,113,728)	–	–
Increase	3,672,358	$34,262,600	993,349	$9,054,104

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Corporate Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Corporate Opportunities Fund (formerly, Lord Abbett Special Situations Income Fund) (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2024, 2023, 2022 and for the period from September 8, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2024, 2023, 2022 and for the period from September 8, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian or counterparties; when replies were not received from counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2025

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Special Shareholder Meeting Results (Unaudited)

The Lord Abbett Corporate Opportunities Fund (formerly the Lord Abbett Special Situations Income Fund) held a special meeting of shareholders on June 28, 2024, for the purpose of considering and voting upon the following proposal:

Proposal: Election of a New Board of Trustees

A new Board of Trustees was elected by the shareholders of the Lord Abbett Corporate Opportunities Fund. The results of the voting were as follows:

	Votes Received
Nominee Votes	In Favor	Against/ Withheld	Abstain
Lorraine Hendrickson	7,618,051	4,124	0
John Shaffer	7,618,051	4,124	0
Lisa Shalett	7,618,051	4,124	0
Steven Rocco	7,618,051	4,124	0

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years

Independent Trustees

John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	5	Advisory Council Member of Strategic Partners (2021–2023).

Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	5	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).

Lorraine Hendrickson (1965)	Trustee (since 2024)	Director at Deloitte (2014–2015); Chief Administrative Officer at BNY Mellon Investment Management International (2012–2014); Head of Performance Analytics and Performance 2 Oversight Committee Chair at Merrill Lynch Investment Management (1988–2006).	5	Trustee and Audit Chair of Creatd, Inc. (2022).

Basic Information About Management (continued)

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years

Interested Trustee

Steven F. Rocco (1979)	Trustee; President; Chief Executive Officer (since 2024)	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.	7	None.

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Steven F. Rocco (1979)	President and Chief Executive Officer	Since inception	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Managed, joined Lord Abbett in 2004.

Christopher J. Costello (1973)	Vice President and Assistant Secretary	Since inception	Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters LLP (2023–2024) and Director & Associate General Counsel at Allianz Global Investors (2012–2021).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Since inception	Senior Counsel, joined Lord Abbett in 2018.

Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	Since inception	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Since inception	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Since inception	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at Oppenheimer Funds, Inc. (2014–2019).

Kunjan Sheth (1982)	AML Compliance Officer	Since inception	Head of Distribution & Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018–2023).

Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	Since inception	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Christine Y. Sun (1991)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2024 and was formerly an Associate at Willkie Farr & Gallagher LLP (2017–2024).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Corporate Opportunities Fund	87%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Corporate Opportunities Fund	LASSI-2 (02/25)

(b) Not applicable.

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Lord Abbett Family of Funds initially adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2024 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Lorraine Hendrickson, John Shaffer, and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2024 and 2023 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2024	2023
Audit Fees {a}	$50,000	$50,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	50,000	50,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$50,000	$50,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2024 and 2023 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2024 and 2023 were:

	Fiscal year ended:
	2024	2023
All Other Fees {a}	$250,000	$230,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2024 and 2023 were:

	Fiscal year ended:
	2024	2023
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.
(a)	The Registrant’s “Schedule I - Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c).

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name and Title	Since	Recent Professional Experience
Todd L. Solomon	Inception (September 2021)	Mr. Solomon joined Lord Abbett in 2019, and is a Portfolio Manager for Lord Abbett’s taxable-fixed income strategies. His previous experience includes serving as Director of Research at TCW Distressed LLC; Managing Principal at Halcyon Capital Management LLC; Senior Vice President at Triage Capital Management LLC; Associate, Global Communications Group at Solomon Smith Barney; Associate, Investment Banking at Natwest Markets; and Analyst, Private Placement Group at Chase Securities. He has worked in the financial services industry since 1994. He earned a BA in managerial economics from Union College and an MBA from Columbia Business School at Columbia University.
Eric P. Kang	2022	Mr. Kang joined Lord Abbett in 2015, and is a Portfolio Manager, and was named Partner in 2023. Prior to his current role, he worked as a Research Analyst for the Credit Research team, which supports all the taxable fixed income capabilities. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He began his career in the financial services industry in 1999. He earned a BS in economics from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.

Kearney M. Posner	2022	Ms. Posner joined Lord Abbett in 2015, is a Portfolio Manager and was named Partner in 2022. Her previous experiences includes serving as Director, Leveraged Finance, Associate Director, Middle Market Leveraged Finance, and Associate, High Yield Research at Metropolitan Life Insurance Company; Assistant Vice President, Financial Guaranty at Radian Group; Analyst, Private Wealth Management at Goldman Sachs & Co.; and Analyst, Fixed Income Investment Banking at Painewebber Inc. She has worked in the financial services industry since 1999. She earned a BS in international economics from Georgetown University and an MBA from the Wharton School of Business at the University of Pennsylvania. She also is a holder of the Chartered Financial Analyst® (CFA) designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2024.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Todd Solomon	0	0	0	0	0	0
Eric P. Kang	4	8,216.50	1	239.94	1	76.30
Kearney Posner	2	4,832.26	2	221.90	0	0

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2024. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Todd Solomon	$50,001 - $100,000
Eric P. Kang	$10,001-$50,000
Kearney Posner	$50,001 - $100,000

*Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b):	Portfolio Manager Changes Since Most Recent Annual Report

None.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2024.

(1)	Gross income from securities lending activities	$100,924
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Securities lending income paid to Citi for services as securities lending agent	$1,847

	(b) Collateral management expenses not included in (a)	$0
	(c) Administrative fees not included in (a)	$0
	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$82,457
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$84,303
(4)	Net income from securities lending activities	$16,620

 (b) Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18.	Reward of Erroneously Awarded Compensation
(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CORPORATE OPPORTUNITIES FUND

	By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)
Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 26, 2025

	By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 26, 2025